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                                                                DRAFT 03/08/2000



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 23, 2000




                               TBM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Florida                     0-18707                   59-282441
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


136 Main Street, Westport, Connecticut                             06880
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(Address of Principal Executive Office)                          (Zip Code)

Registrant's telephone number, including area code             (203) 227-6140
                                                                --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.


              On February 23, 2000, TBM Holdings, Inc., a Florida corporation (the "Company"), acquired Long Reach Holdings, Inc., a Delaware corporation ("LRH"), pursuant to the Amended and Restated Agreement and Plan of Merger, dated February 4, 2000, among the Company, TBM Acquisition I, Inc., a Delaware corporation (the "Merger Sub"), LRH and certain shareholders of LRH. Based in Houston, Texas, LRH is a manufacturer of lift truck attachments and material handling equipment. This acquisition was effected by the merger of LRH with and into the Merger Sub (the "Merger"), with the Merger Sub being the surviving corporation (the Merger Sub is referred to hereafter as the "Surviving Corporation"). Immediately following the Merger, the Surviving Corporation was renamed Long Reach Holdings, Inc. The Company's press release issued on March 9, 2000, relating to the Merger is attached to this Form 8-K as Exhibit 99.1.

              The aggregate consideration paid by the Company in respect of the acquisition described above was $18,420,804, consisting of (i) payment of $1,500,000 of cash, (ii) the issuance of 500,000 restricted shares of the Company's common stock, par value $.001 (the "Common Stock"), valued at $3,000,000, (iii) the assumption by the Surviving Corporation of subordinated notes of LRH to certain of its shareholders in the principal amount of $3,000,000, and (iv) the assumption by the Surviving Corporation of LRH's indebtedness to Bank One, Texas, N.A. (the "Bank") in the amount of $10,920,804, comprised of a revolving line of credit and a term loan, which debt was refinanced with the Bank upon the closing of the Merger as described below. In addition, in the event certain net sales targets are met in calendar year 2000, the Surviving Corporation will issue Contingent Subordinated Notes to certain shareholders, warrant holders, option holders and subordinated noteholders of LRH (the "Stakeholders") in an aggregate amount not to exceed $2,000,000. The Subordinated Notes are and, if issued, the Contingent Subordinated Notes will be guaranteed by the Company. The Company used a portion of the net cash proceeds from its private placement offering in June 1999 to fund the cash portion of the consideration.

              The consideration for the acquisition was determined through arms' length negotiations between management of the Company on the one hand and LRH and LRH's shareholders on the other hand, which negotiations took into account LRH's financial position, operating history, products and sales trends and other factors relating to LRH's business. Prior to the Merger, neither LRH nor its shareholders had any material relationship with the Company, any affiliates of the Company, any director or officer of the Company or any associate of any such director or officer.

              Effective upon the closing of the Merger, the Surviving Corporation assumed and refinanced LRH's outstanding loans with the Bank. As part of the refinancing (i) an outstanding revolving line of credit with the Bank was increased from $8,000,000 to $10,000,000, or such lesser amount as determined from time to time based on a percentage of the Surviving Corporation's outstanding eligible accounts receivable and inventory, and (ii) an outstanding term loan with the Bank was reduced to $2,500,000. The interest rate on the revolving and term loans is the Bank's prime rate plus 1.00% which can be reduced by .50% and by a further .25% if certain cash flow and loan availability objectives are met during the next twenty-two (22) months. The maturity date on both the revolving loan and the term loan is March 31, 2003. Principal payments on the term loan begin on January 1, 2001, in the amount of $60,000 a month until December 1, 2001, and thereafter at $50,000 a month until maturity when the balance of the outstanding principal amount of the term loan will become due. The Company has guaranteed these loans.

              The above description of the Surviving Corporation's loans with the Bank does not purport to be complete and is qualified in its entirety by reference to the provisions of Amendment One to Loan and Security Agreement, which is attached hereto as Exhibit 10.4, the Loan and Security Agreement, which is attached hereto as Exhibit 10.3, and the Unlimited Guaranty, which is attached hereto as Exhibit 10.5, all of which are incorporated herein by reference.
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              This Current Report on Form 8-K is qualified in its entirety by the Amended Merger Agreement which was previously filed as an exhibit to the Company's Current Report on Form 8-K dated February 4, 2000, filed with the Commission on February 15, 2000, and which is incorporated herein by reference.

              This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company and risks arising when investing in the Company, investors are directed to the Company's most recent report on Form 10-KSB and most recent reports on Form 10-QSB as filed with the Securities and Exchange Commission.

ITEM 5.       OTHER EVENTS.

              On February 23, 2000, the Company completed a private placement of its Common Stock, in which it issued and sold an aggregate of 916,667 restricted shares of Common Stock at $6.00 per share, for aggregate proceeds of $5,500,000. The offering was made solely to accredited investors. In addition, J.H. Whitney exercised its option to purchase 500,000 restricted shares of Common Stock at $5.00 per share, for aggregate proceeds of $2,500,000. The proceeds of the private placement will be used for working capital and to fund operating costs of the Surviving Corporation and may be used for future acquisitions.


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements.

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 8, 2000.

              (b) Pro Forma Financial Information.

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 8, 2000.

Exhibit No.                Description

     2.1*                  Amended and Restated Agreement and Plan of Merger, dated February 4, 2000, among TBM
                           Holdings, Inc., TBM Acquisition I, Inc., Long Reach Holdings, Inc. and certain shareholders of Long Reach Holdings, Inc.

     4.1                   Form of Subordinated Promissory Note by TBM Acquisition I, Inc. in favor of each of the Subordinated Noteholders identified on the Schedule attached thereto.

     10.1                  Guaranty Agreement, dated as of February 23, 2000, by TBM Holdings, Inc. in favor of
                           Golub Associates Incorporated, as agent for the benefit of the holders of the
                           Subordinated Notes.

     10.2                  Lease Agreement, dated February 23, 2000, between TBM Acquisition I, Inc. and LR Real
                           Property, LLC.

     10.3                  Loan and Security Agreement, dated April 20, 1999, between Long Reach Holdings, Inc.
                           and Bank One, Texas, N.A.

     10.4                  Amendment One to Loan and Security Agreement, dated February 23, 2000, between Long
                           Reach Holdings, Inc. and Bank One, Texas, N.A.

     10.5                  Unlimited Guaranty, dated February 23, 2000, by TBM Holdings, Inc. in favor of Bank
                           One, Texas, N.A.

     21                    Subsidiaries of the Company.

     99.1                  Press Release dated March 9, 2000.

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*    Previously filed as an exhibit to Form 8-K dated February 4, 2000, filed with the Commission on February 15, 2000.

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                                  Exhibit Index

Exhibit No.                Description

     2.1*                  Amended and Restated Agreement and Plan of Merger, dated February 4, 2000, among TBM
                           Holdings, Inc., TBM Acquisition I, Inc., Long Reach Holdings, Inc. and certain shareholders of Long Reach Holdings, Inc.

     4.1                   Form of Subordinated Promissory Note by TBM Acquisition I, Inc. in favor of each of the Subordinated Noteholders identified on the Schedule attached thereto.

     10.1                  Guaranty Agreement, dated as of February 23, 2000, by TBM Holdings, Inc. in favor of
                           Golub Associates Incorporated, as agent for the benefit of the holders of the
                           Subordinated Notes.

     10.2                  Lease Agreement, dated February 23, 2000, between TBM Acquisition I, Inc. and LR Real
                           Property, LLC.

     10.3                  Loan and Security Agreement, dated April 20, 1999, between Long Reach Holdings, Inc.
                           and Bank One, Texas, N.A.

     10.4                  Amendment One to Loan and Security Agreement, dated February 23, 2000, between Long
                           Reach Holdings, Inc. and Bank One, Texas, N.A.

     10.5                  Unlimited Guaranty, dated February 23, 2000, by TBM Holdings, Inc. in favor of Bank
                           One, Texas, N.A.

     21                    Subsidiaries of the Company.

     99.1                  Press Release dated March 9, 2000.


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*    Previously filed as an exhibit to Form 8-K dated February 4, 2000, filed with the Commission on February 15, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TBM HOLDINGS, INC.


                                            By:    /s/ William A. Schwartz
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                                                   William A. Schwartz
                                                   President


Dated:   March 9, 2000